                                                                  EXHIBIT 10(t)

                  HUMANA SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                           AMENDED AND RESTATED AS OF

                                 JANUARY 1, 1995


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                                TABLE OF CONTENTS
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                                    ARTICLE 1

                        PURPOSE AND APPLICABILITY OF PLAN

1.1       Purpose of Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
1.2       Applicability of Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2


                                    ARTICLE 2

                                   DEFINITIONS

2.1       Beneficiary and Secondary Beneficiary   . . . . . . . . . . . . . . . . . . . . . . . . .  2
2.2       Board of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
2.3       Change in Control   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
2.4       Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
2.5       Compensation Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
2.6       Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
2.7       Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
2.8       Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
2.9       ESOP. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
2.10      Normal Retirement Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
2.11      Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
2.12      Participation Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
2.13      Plan Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
2.14      Qualified Plans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
2.15      Related Employer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
2.16      Retirement Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
2.17      Retirement and Savings Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
2.18      Retirement Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
2.19      Sponsoring Employer   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
2.20      Supplemental Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
2.21      Supplemental Plan or Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
2.22      Vested Pension Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
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                                    ARTICLE 3

                            PARTICIPATION IN THE PLAN

3.1       Eligible Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
3.2       Provisions of Plan Binding on Participants  . . . . . . . . . . . . . . . . . . . . . . .  5
3.3       Notification of Participation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
3.4       Termination of Benefit Accrual  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6


                                    ARTICLE 4

                              SUPPLEMENTAL BENEFITS

4.1       Amount of Supplemental Benefits   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
4.2       Defined Contribution Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
4.3       Pension Benefit   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
4.4       Adjustments to Benefits   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
4.5       Eligibility for Payment of Supplemental Benefit   . . . . . . . . . . . . . . . . . . . .  7
4.6       Form of Payment of Supplemental Benefit   . . . . . . . . . . . . . . . . . . . . . . . .  7
4.7       Source of Supplemental Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
4.8       Distributions to Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
4.9       Investment of Deferred Distribution   . . . . . . . . . . . . . . . . . . . . . . . . . .  8
4.10      Acceleration Due to Change in Control   . . . . . . . . . . . . . . . . . . . . . . . . .  8


                                    ARTICLE 5

                               PLAN ADMINISTRATION

5.1       Compensation Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
5.2       Compensation Committee to Establish Rules and Claims Procedure  . . . . . . . . . . . . . 10
5.3       Organization and Decisions of Compensation Committee  . . . . . . . . . . . . . . . . . . 10
5.4       Determination of Supplemental Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . 11
5.5       Employment of Counsel, Etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
5.6       Payment of Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
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                                    ARTICLE 6

                            AMENDMENT AND TERMINATION

6.1       Rights Generally to Make Amendments   . . . . . . . . . . . . . . . . . . . . . . . . . . 11
6.2       Conditions to Amendment, Suspension or Termination  . . . . . . . . . . . . . . . . . . . 11


                                    ARTICLE 7

                              CHANGE IN EMPLOYMENT

7.1       Participant Transfer from Employer to Employer  . . . . . . . . . . . . . . . . . . . . . 12
7.2       Participant Transfer from Employer to Related Employer  . . . . . . . . . . . . . . . . . 12


                                    ARTICLE 8

                            MISCELLANEOUS PROVISIONS

8.1       Prohibition Against Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
8.2       Plan Voluntary on Part of Employers   . . . . . . . . . . . . . . . . . . . . . . . . . . 12
8.3       Plan Not Contract of Employment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
8.4       Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
8.5       Payment to Minors, Etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
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                  HUMANA SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                           AMENDED AND RESTATED AS OF
                                 JANUARY 1, 1995

     WHEREAS, HUMANA INC. ("Humana"), a Delaware corporation with its principal place of business in Louisville, Kentucky ("Sponsoring Employer"), has adopted the Humana Retirement and Savings Plan ("Retirement and Savings Plan"), which is intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code"), and

     WHEREAS, certain employees of the Sponsoring Employer and its subsidiaries are eligible for allocations of contributions to Retirement Accounts under the Retirement and Savings Plan and were eligible for allocations of contributions under the (now terminated) Humana Employee Stock Ownership Plan ("ESOP"), and the Humana Inc. Retirement Plan (collectively, "Qualified Plans"), and

     WHEREAS, pursuant to the terms of the Qualified Plans, the benefits of certain employees of the Sponsoring Employer and its subsidiaries have been and will be reduced because of the limitation on compensation of Section 401(a)(17) of the Code and the limitation on allocations of contributions of Section 415 of the Code, and

     WHEREAS, the Board of Directors of the Sponsoring Employer ("Board of Directors") desires to continue to provide a supplemental benefit to such persons in the amount of the reduction of their benefits under the Qualified Plans, and

     WHEREAS, on September 1, 1982, the Sponsoring Employer adopted the Humana Supplemental Executive Retirement Plan ("Plan"), and

     WHEREAS, the Board of Directors desires to amend and restate the Plan in light of the foregoing changes in the Qualified Plans and laws, and has authorized and approved the amendment and restatement of the Humana Supplemental Executive Retirement Plan provided for herein.

     NOW, THEREFORE, the Sponsoring Employer, pursuant to the right to amend contained in Article 6 of the Plan, hereby approves and adopts this amendment and restatement, effective January 1, 1995, which shall read as follows:

                                    ARTICLE 1

                        PURPOSE AND APPLICABILITY OF PLAN

     1.1 PURPOSE OF PLAN. The purpose of the Plan shall be to provide supplemental benefits to Participants whose benefits under the Qualified Plans are or will be reduced because of the compensation limitation of Section 401(a)(17) of the Code and the limitation on allocations of contributions of Section 415 of the Code, upon the terms and conditions, and subject to the limitations, contained herein.

     1.2 APPLICABILITY OF PLAN. The provisions of the Plan shall apply only to persons employed by an Employer on and after the Effective Date.

                                    ARTICLE 2

                                   DEFINITIONS

As used herein, the following words and phrases shall have the meanings specified below, unless a different meaning is plainly required by the context.

     2.1 BENEFICIARY AND SECONDARY BENEFICIARY. The person or persons (or a trust) as set forth under the Retirement and Savings Plan.

     2.2 BOARD OF DIRECTORS. The Board of Directors of the Sponsoring Employer.

     2.3 CHANGE IN CONTROL. Change in Control shall mean any of the following events:

         (A) An acquisition (other than directly from the Sponsoring Employer) of any voting securities of the Sponsoring Employer ("Voting Securities") by any "Person" (as the term Person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended ("1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of the combined voting power of the Sponsoring Employer's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Sponsoring Employer or (B) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Sponsoring Employer ("Subsidiary"), (ii) the Sponsoring Employer or any Subsidiary, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

         (B) The individuals who, as of the date of this Plan, are members of the Board of Directors ("Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board of Directors; provided, however, that if the election, or nomination for election by the Sponsoring Employer's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual

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shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board ("Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

           (C) Approval by stockholders of the Sponsoring Employer of:

               (i) A merger, consolidation or reorganization involving the Sponsoring Employer, unless,

                   (a) The stockholders of the Sponsoring Employer, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least 75% of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization ("Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                   (b) The individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation;

                   (c) No person (other than the Sponsoring Employer, any subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Sponsoring Employer, the Surviving Corporation or any subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of 20% or more of the then outstanding Voting Securities has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities; and

                   (d) A transaction described in clauses (a) through (c) shall herein be referred to as a "Non-Control Transaction;"

               (ii) A complete liquidation or dissolution of the Sponsoring Employer; or

               (iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Sponsoring Employer to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person ("Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Sponsoring Employer which, by reducing the number of Voting Securities outstanding, increases the proportional number of Shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Sponsoring Employer, and after such share acquisition by the Sponsoring Employer, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     2.4 CODE. The Internal Revenue Code of 1986, as it has been and may be amended from time to time. Reference to any section of the Code shall include any provision successor thereto.

     2.5 COMPENSATION COMMITTEE. The Compensation Committee of the Board of Directors of the Sponsoring Employer.

     2.6 EFFECTIVE DATE. The effective date of this Plan, which shall be September 1, 1982.

     2.7 EMPLOYEE. Any person employed by an Employer.

     2.8 EMPLOYER. The Sponsoring Employer and each corporation which is a member of the "affiliated group" (as defined in Section 1504(a) of the Code) with the Sponsoring Employer. When used with reference to an Employee or Participant, the term shall mean the Employer employing the Employee or Participant.

     2.9 ESOP. The Humana Employee Stock Ownership Plan, which terminated effective June 15, 1989.

     2.10 NORMAL RETIREMENT DATE. The first day of the month coincident with or immediately following the Participant's 65th birthday.

     2.11 PARTICIPANT. An Employee who has met the requirements of Article 3 for participation hereunder. Where the context so permits or requires, the term shall also include a person who was a Participant prior to the termination of the Participant's employment with an Employer and who is entitled to a Supplemental Benefit after such person's employment terminates.

     2.12 PARTICIPATION DATE. The later of the Effective Date or the date the Participant becomes eligible for a Supplemental Benefit.

     2.13 PLAN YEAR. The twelve consecutive month period commencing on the first day of January and ending on the last day of the immediately following December.

     2.14 QUALIFIED PLANS. The Retirement Plan, the ESOP and the Retirement Account under the Retirement and Savings Plan.

     2.15 RELATED EMPLOYER. Any subsidiary or affiliate of the Sponsoring Employer, which is designated by the Board of Directors to be a Related Employer.

     2.16 RETIREMENT ACCOUNT. The account established by that name on behalf of a Participant in the Retirement and Savings Plan.

     2.17 RETIREMENT AND SAVINGS PLAN. The Humana Retirement and Savings Plan, as it may be amended from time to time.

     2.18 RETIREMENT PLAN. The Humana Inc. Retirement Plan, which terminated effective December 31, 1982.

     2.19 SPONSORING EMPLOYER. Humana Inc., a Delaware corporation.

     2.20 SUPPLEMENTAL BENEFIT. The benefit described in Article 4.

     2.21 SUPPLEMENTAL PLAN OR PLAN. The Humana Supplemental Executive Retirement Plan provided for herein, as it may be amended from time to time.

     2.22 VESTED PENSION ACCOUNT. The account established by that name on behalf of a Participant in the Retirement and Savings Plan who was a Participant in the Retirement Plan.

                                    ARTICLE 3

                            PARTICIPATION IN THE PLAN

     3.1 ELIGIBLE EMPLOYEES. Each Employee who is a participant in a Qualified Plan after August 31, 1982 shall participate in this Plan to the extent of the benefits stated herein; provided, however, that if the Participant is employed partially by the Sponsoring Employer and partially by another Employer who has adopted the Qualified Plans, such person shall not fully participate herein unless such person's Employer has agreed to bear its proportionate share of the cost of this Plan with respect to its Employees.

     3.2 PROVISIONS OF PLAN BINDING ON PARTICIPANTS. Upon becoming a Participant, a Participant shall be bound then and thereafter by the terms of this Plan, including all amendments to the Plan.

     3.3 NOTIFICATION OF PARTICIPATION. Each Employee shall be notified when the Employee becomes a Participant.

     3.4 TERMINATION OF BENEFIT ACCRUAL. An Employee's accrual of benefits under this Plan shall cease upon the Employee's termination of employment.

                                    ARTICLE 4

                              SUPPLEMENTAL BENEFITS

     4.1 AMOUNT OF SUPPLEMENTAL BENEFITS. Each Participant shall receive a Supplemental Benefit under this Supplemental Plan consisting of the following:

         (a) A defined contribution benefit as set forth in Section 4.2; and

         (b) If the Participant participated in the Retirement Plan, a pension benefit as set forth in Section 4.3.

     4.2 DEFINED CONTRIBUTION BENEFIT. The defined contribution benefit shall equal the aggregate of the benefit accrued by the Participant during each Plan Year of participation as such amounts are further adjusted under Section 4.4. The Participant's defined contribution benefit accrued in a Plan Year shall equal the difference, if any, between the actual contribution by the Employer to the Retirement Account or other Qualified Plan (other than the Retirement Plan) on behalf of the Participant for such Plan Year and the amount of the contribution which would otherwise have been made by the Employer on behalf of such Participant for such Plan Year but for the compensation limitation of
Section 401(a)(17) of the Code and the annual additions limitations imposed by
Section 415 of the Code.

     4.3 PENSION BENEFIT. As further adjusted under Section 4.4, the vested pension benefit shall be an amount equal to the difference, if any, between the value of the Participant's Vested Pension Account at the time it was established and the value such Account would have been had the Participant's benefit under the Retirement Plan been determined without regard to the limitation established in Section 11.12(a)(iii) of the Retirement Plan.

     4.4 ADJUSTMENTS TO BENEFITS. The amount of the benefit set forth in Sections 4.2 and 4.3 shall be further adjusted for gains (or losses) as if such amounts were invested in the following investment funds maintained for the Participant's Retirement Account, in accordance with the Participant's directions:

         1. Interest Income Fund
         2. Fidelity Balanced Fund
         3. Stock Index Fund

         4. Harbor International Fund
         5. Fidelity Contrafund
         6. Provident Small Cap Fund
         7. Humana Common Stock Fund

         Notwithstanding the foregoing, in the event an investment set forth above is no longer available, the Committee shall substitute another investment, and the Participant shall have the opportunity to change investment directions.

         In the event the Participant provides no investment direction, the Participant's benefit shall be deemed invested in accordance with the same directions in effect with respect to the investment of the Participant's Retirement Account. The adjustments of earnings (or losses) shall be made in accordance with the same procedures and in the same manner as provided for the Participant's Retirement Account, except as otherwise modified herein. The amount of the Participant's benefit on account of retirement, death or other termination of employment shall be determined as if such amounts were actually invested pursuant to and being paid from the Participant's Retirement Account and Vested Pension Account.

     4.5 ELIGIBILITY FOR PAYMENT OF SUPPLEMENTAL BENEFIT. The payment of the Participant's Supplemental Benefit shall commence no later than sixty (60) days following the Participant's termination of employment for any reason, whether voluntary or involuntary, or by reason of death, total and permanent disability or retirement. The form of the payment of the Participant's Supplemental Benefit shall be governed by Section 4.6 notwithstanding the form of distribution of the Participant's benefits from the Retirement Account. All payments shall be made in cash.

     4.6 FORM OF PAYMENT OF SUPPLEMENTAL BENEFIT. A Participant, Beneficiary or a Secondary Beneficiary may request a manner of payment of the Supplemental Benefits under the Plan as provided hereinafter. The request by the Participant, the Beneficiary or the Secondary Beneficiary shall be in writing and shall be filed with the Compensation Committee at least thirty (30) days before the payment is to be made or commenced. The Compensation Committee may approve such request or may disapprove such request and substitute another alternative form. The alternative forms of distribution are as follows:

         (a) A lump sum distribution in cash;

         (b) Periodic substantially equal installments (either monthly, quarterly or annually) for a period not to exceed 20 years; or

         (c) An annuity in any form permitted from the Retirement Account.

     4.7 SOURCE OF SUPPLEMENTAL BENEFIT. The Supplemental Benefit shall not be funded but shall constitute liabilities of the Sponsoring Employer, payable when due from the general assets of the Sponsoring Employer. The Sponsoring Employer shall pay all costs, charges and expenses related thereto. No Participant or other person shall have any right or claim to the payment of a Supplemental Benefit which in any manner whatsoever is superior to or different from the right or claim of a general and unsecured creditor of the Sponsoring Employer.

     4.8 DISTRIBUTIONS TO BENEFICIARIES. If at the time of a Participant's death a distribution is still outstanding, the remaining benefits shall be paid to the Participant's Beneficiary. If at the time of a Participant's death while a distribution is still outstanding and the Participant's Beneficiary does not survive the Participant, the remaining benefits shall be paid to the Participant's Secondary Beneficiary. If a deceased Participant is not survived by either a Beneficiary or Secondary Beneficiary (or if no Beneficiary was effectively named), the benefits shall be paid in a single sum to the estate of the Participant and the Compensation Committee shall be fully protected in paying such benefits to such deceased Participant's personal representative, irrespective of whether payments are actually made to a person or persons who in fact are not the personal representative of the deceased Participant.

     4.9 INVESTMENT OF DEFERRED DISTRIBUTION. The Supplemental Benefit of a Participant or Beneficiary which will be distributed in installments, or which will not be distributed immediately, after the amount of the benefit is determined shall continue to be deemed invested in the Participant's Retirement Account as described in Section 4.4. The Participant or Beneficiary may direct the investment of the deferred distribution, provided such directions shall be filed with the Compensation Committee in accordance with the same rules and procedures and subject to the same conditions as then in effect with respect to the investment of the Participant's Retirement Account. Such investment directions shall remain in effect until amended or superseded. The adjustment of the Supplemental Benefit under Section 4.4 shall continue:

         (a) If distribution is to be made under Section 4.6(a) or (b), through the last valuation date, as defined in the Retirement and Savings Plan with respect to the Participant's Retirement Account, immediately preceding the lump sum distribution or the last periodic installment, whichever is applicable; or

         (b) If the benefit is to be distributed in the form of annuity under
Section 4.6(c), through the last valuation date, as defined in the Retirement and Savings Plan with respect to the Participant's Retirement Account, immediately preceding the date such annuity payments are to commence.

     4.10 ACCELERATION DUE TO CHANGE IN CONTROL.

         (a) In the event of a Change in Control of the Sponsoring Employer, the Supplemental Benefit of any Participant shall, except as otherwise provided in
Section 4.10(b), be distributed as soon as administratively feasible in a lump sum in cash in accordance with Section 4.6(a). This shall apply to active, retired or disabled Participants. In the case of an active Participant, any benefit to which the Participant is entitled under this
Section 4.10(a) as a result of a Change in Control ("Change in Control Benefit") shall reduce the benefit to which the Participant would otherwise be entitled under the Plan.

         (b) Notwithstanding the provisions of Section 4.10(a), if at least 30 days prior to a Change in Control, a Participant elects, in such manner as the Committee shall determine, to defer the payment of all or any portion of the Change in Control Benefit which the Participant would be entitled to receive upon a Change in Control ("Deferral Election"), then the single sum payment referred to in Section 4.10(a) shall not be made at the time or times referred to in Section 4.10(a) and such Change in Control Benefit shall instead be made at the time provided for in the Deferral Election. Payment of the Change in Control Benefit must commence no later than the earlier to occur of (i) the date or age specified by the Participant in the Deferral Election, or (ii) the date on which the Participant terminates employment with the Sponsoring Employer for any reason other than voluntary retirement, death or disability, or (iii) a subsequent (second) Change in Control. A Participant deferring any portion of a Change in Control Benefit may further provide for the payment of the Change in Control Benefit in installments over a period not to exceed 10 years. A Participant making a Deferral Election may, at any time and from time to time, designate a beneficiary to receive the Participant's Change in Control Benefit in the event of the Participant's death.

         (c) Upon the effective date of a Change in Control, the Sponsoring Employer shall create a "Rabbi Trust" (i.e., a grantor trust designed to hold funds to be used to pay benefits under a deferred compensation arrangement without such funds becoming taxable to the participants entitled to such benefits until paid to such participants) in the form set forth on Attachment A with a major financial institution in Louisville, Kentucky selected by the Sponsoring Employer to which the Sponsoring Employer shall transfer funds in an amount equal to the portion of the Change in Control Benefits elected to be deferred by all Participants making a Deferral Election.

         (d) All deferred Change in Control Benefits shall be deemed invested in one or more of the investments set forth below, as selected by the deferring Participant in the Deferral Election; provided, however, that no less than 10% of the Participant's deferred Change in Control Benefit may be deemed invested in any one investment. A Participant may elect, once during each calendar quarter, to change the manner in which the Participant's Change in Control Benefit is deemed invested beginning on the first day of the following calendar quarter. The investments in which Change in Control Benefits may be deemed invested are as follows:

             1. Fidelity Balanced Fund;
             2. Fidelity Contrafund;
             3. Harbor International Fund;
             4. Provident Small Cap Fund;
             5. An interest income fund selected by the Trustee;
             6. A stock index fund selected by the Trustee.

Notwithstanding the foregoing, in the event an investment set forth above is no longer in existence, then the Committee shall substitute another investment having investment objectives similar to the investment which ceased to exist. The payments to be made to Participants shall be based upon the initial Change in Control Benefit and the effects of the deemed investment of the Change in Control Benefit thereafter.

         (e) If a Participant who has made a Deferral Election is required to include the amount of the Change in Control Benefit in income for federal income tax purposes prior to actual receipt thereof and agrees in a written document delivered to the Internal Revenue Service to pay income tax thereon, such Participant, upon advising the trustee of the Rabbi Trust and the Sponsoring Employer of such fact (and supplying such documents as the trustee of the Rabbi Trust shall require to substantiate such facts), shall be entitled to receive the Change in Control Benefit, as adjusted in accordance with Section 4.7(d), as soon as administratively possible.

                                    ARTICLE 5

                               PLAN ADMINISTRATION

     5.1 COMPENSATION COMMITTEE. The Compensation Committee shall be responsible for making all policy decisions which arise under the Plan. The Compensation Committee shall be responsible for administering the Plan and keeping records of Supplemental Benefits. All members of the Compensation Committee shall serve until their resignation or dismissal and vacancies shall be filled in the same manner as the original appointments.

     5.2 COMPENSATION COMMITTEE TO ESTABLISH RULES AND CLAIMS PROCEDURE. Subject to the limitations of the Plan, the Compensation Committee shall from time to time establish rules for the administration of the Plan. Without limiting the generality of the preceding sentence, it is specifically provided that the Compensation Committee shall set forth the procedures to be followed in presenting claims for benefits under the Plan. The Compensation Committee shall rely on the records of the Employer, as certified to it, with respect to any and all factual matters dealing with the employment of an Employee or Participant. In case of any factual dispute hereunder, the Compensation Committee shall resolve such dispute giving due weight to all evidence available to it. The Compensation Committee shall interpret the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan. All such determinations shall be final, conclusive and binding.

     5.3 ORGANIZATION AND DECISIONS OF COMPENSATION COMMITTEE. Except as otherwise specifically provided herein, every decision and action of the Compensation Committee shall be valid if concurred in by a majority of the members then in office, which concurrence may be had without a formal meeting. The Compensation Committee shall select a Secretary, who may or may not be a member of the Committee, and any other officers deemed necessary. The Compensation Committee shall keep a permanent record of its meetings and actions.

     5.4 DETERMINATION OF SUPPLEMENTAL BENEFITS. The Compensation Committee shall be responsible for the determination of Supplemental Benefits.

     5.5 EMPLOYMENT OF COUNSEL, ETC. The Compensation Committee may employ such counsel, accountants and other agents as it shall deem advisable. The Sponsoring Employer shall pay the compensation of such counsel, accountants and other agents and any other expenses incurred by the Compensation Committee in the administration of the Plan.

     5.6 PAYMENT OF EXPENSES. The reasonable costs and expenses incurred by the Compensation Committee in the performance of its duties hereunder, excluding compensation for services, but including, without limitation, reasonable fees for legal, accounting and other services rendered, shall be paid by the Sponsoring Employer.

                                    ARTICLE 6

                            AMENDMENT AND TERMINATION

     6.1 RIGHTS GENERALLY TO MAKE AMENDMENTS. The Sponsoring Employer reserves the right at any time, by action of its Board of Directors, to modify or amend, in whole or in part, any or all of the provisions of the Plan. Provided, however, that this provision shall be inoperative upon a Change in Control.

     6.2 CONDITIONS TO AMENDMENTS, SUSPENSION OR TERMINATION. Notwithstanding the provisions of Section 6.1, no amendment, suspension or termination shall adversely affect:

         (a) The Supplemental Benefit of any Participant, or the Beneficiary or Secondary Beneficiary of any Participant who has retired prior thereto; or

         (b) The right of any Participant then employed by the Employer to receive upon retirement or other termination of employment, or the Participant's Beneficiary or Secondary Beneficiary to receive upon the Participant's death, the accrued Supplemental Benefit to which such person would have been entitled under the Supplemental Plan prior to its amendment, suspension or termination.

                                    ARTICLE 7

                              CHANGE IN EMPLOYMENT

     7.1 PARTICIPANT TRANSFER FROM EMPLOYER TO EMPLOYER. A Participant who transfers employment from one Employer to another Employer shall not be considered as terminating employment with an Employer and shall continue to be a Participant in this Plan without interruption.

     7.2 PARTICIPANT TRANSFER FROM EMPLOYER TO RELATED EMPLOYER. A Participant who transfers employment to a Related Employer shall not be considered as terminating employment with an Employer and shall remain an active Participant in the Plan, except that no further benefits shall be accrued on such Participant's behalf under Section 4.2. Although no further benefits may be accrued, the Participant's benefit shall continue to be adjusted in accordance with Section 4.4. For purposes of this Section 7.2, a Related Employer shall mean a corporation which would qualify as an Employer but for the fact that it has not adopted the Supplemental Plan.

                                    ARTICLE 8

                            MISCELLANEOUS PROVISIONS

     8.1 PROHIBITION AGAINST ASSIGNMENT. Neither the interest of a Participant or any other person nor the Supplemental Benefit payable hereunder, is subject to the claim of creditors of Participants or their Beneficiaries, and will not be subject to attachment, garnishment or any other legal process. Neither a Participant nor the Participant's Beneficiaries may assign, sell, borrow on or otherwise encumber any of the Participant's beneficial interest in the Plan, nor shall any such benefits be in any manner liable for or subject to the deeds, contracts, liabilities, engagements or torts of any Participant or Beneficiary. All such payments and rights thereto are expressly declared to be non-assignable and non-transferable, and in the event of any attempt of assignment or transfer, the Employer shall have no further liability hereunder.

     8.2 PLAN VOLUNTARY ON PART OF EMPLOYERS. Although it is the intention of each Employer that this Plan shall be continued, this Plan is entirely voluntary on the part of each Employer, and the continuance of the Plan is not assumed as a contractual obligation of an Employer other than as may be provided by Article 6.

     8.3 PLAN NOT CONTRACT OF EMPLOYMENT. This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or

Employee at any time regardless of the effect which such discharge shall have upon such individual as a Participant in the Plan.

     8.4 CONSTRUCTION.

         (a) This Plan shall be construed and enforced according to the laws of the Commonwealth of Kentucky, and all provisions hereunder shall be administered according to the laws thereof. It is intended that this Supplemental Plan be exempt from Title I of the Employee Retirement Income Security Act of 1974, as amended, under Section 4(b)(5) thereof, as an excess benefit plan and as a plan which is unfunded and maintained by the Employer for the purpose of providing deferred compensation for a select group of highly compensated employees, and any ambiguities in construction shall be resolved in favor of interpretation which will effectuate such intentions.

         (b) Any words herein used in the singular shall be read and construed as though used in the plural in all cases where they would so apply.

         (c) Titles of articles and headings to sections are inserted for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles and headings, shall control.

     8.5 PAYMENT TO MINORS, ETC. In making any payment to or for the benefit of any minor or incompetent Beneficiary, the Compensation Committee, in its sole, absolute and uncontrolled discretion, may, but need not, make such payment to a legal or natural guardian or other relative of such minor or court appointed committee of such incompetent, or to any adult with whom such minor or incompetent temporarily or permanently resides, and any such guardian, committee, relative or other person shall have full authority and discretion to expend such distribution for the use and benefit of such minor or incompetent, and the receipt by such guardian, committee, relative or other person shall be a complete discharge to the Employer, without any responsibility on its part or on the part of the Compensation Committee to see to the application thereof.

     IN WITNESS WHEREOF, the Sponsoring Employer has caused this instrument to be executed and attested thereto by its duly authorized officers this ________ day of _____________________, 19_____.

                                     HUMANA INC.

Attest:                              By: Wayne T. Smith
                                         __________________________
Joan O. Kroger                           President and Chief Operating Officer
____________________________
         Secretary